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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 herein of our report dated January 24, 2003, except for
Note 12, as to which the date is January 31, 2003, relating to the financial statements, which appears in the SINA Corporation transition report on Form 10-K for the six-month period ending December 31, 2002.

/s/ PricewaterhouseCoopers


Beijing, China
July 24, 2003